Exhibit 10.03

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

(Western Rim Portfolio in San Antonio and Tyler, Texas)

This SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Second Amendment”) is made and entered into as of May 9 , 2017, by and between BRE MF Crown Ridge LLC, BRE MF Canyon Springs LLC, BRE MF Cascades I LLC, BRE MF Cascades II LLC and BRE MF TPC LLC, each a Delaware limited liability company (collectively, “Seller“), and BR CWS 2017 Portfolio JV, LLC, a Delaware limited liability company (as successor-in interest to CWS Apartment Homes LLC, a Delaware limited liability company) (“Buyer“).

RECITALS:

A.           Seller and Buyer are parties to that certain Agreement of Purchase and Sale, dated as of March 15, 2017, as amended by that certain First Amendment to Agreement of Purchase and Sale (the “First Amendment”), dated as of March 20, 2017 (collectively, the “Agreement”). All initially- capitalized terms not otherwise defined in this Second Amendment shall have the meanings set forth in the Agreement unless the context clearly indicates otherwise.

B.            Seller and Buyer mutually desire to amend the Agreement as provided in this Second Amendment.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.            Legal Description of Cascades I Land. Schedule A-3 attached to the Agreement is hereby deleted in its entirety and replaced with Exhibit “A” attached to this Second Amendment. For the avoidance of doubt, BRE MF Cascades I LLC agrees and acknowledges that all representations, warranties and covenants in the Agreement applicable to the Cascades I Asset shall be deemed to apply to the entirety of the property described in attached Exhibit “A.”

2.            Lexington National Land Services. Section 5 of the First Amendment is hereby deleted in its entirety.

3.            Post-Closing Covenants of Seller. Article 3 of the Agreement is hereby amended to add the following text as new Section 3.5:

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“SECTION 3.5 Covenants of Sellers Upon Closing. Buyer has advised the Sellers that Buyer may be required to file, in compliance with certain laws and regulations (including, without limitation, Regulation S-X of the Securities and Exchange Commission (the “SEC”)), audited financial statements and other financial information related to the Assets for up to one (1) complete fiscal year prior to Closing (i.e., calendar year 2016) and any interim period during the fiscal year in which the Closing occurs (the financial statements and information for any such interim period being unaudited) in connection with an SEC Rule 3-14 audit (the “Financial Information”). If Buyer gives written notice to the Sellers that it is (or that its principals are) obligated to provide such Financial Information, then following the Closing for a period of ninety (90) days thereafter (the “Cooperation Period”) the Sellers agree to use their commercially reasonable efforts to cooperate with Buyer and its representatives and agents, including, without limitation, Buyer’s auditor, in the Buyer’s preparation of the Financial Information related to such SEC Rule 3-14 audit; provided, however, the Sellers shall not be required to (i) incur any out of pocket expenses or costs unless Buyer reimburses the Sellers for the same (or, at the Seller’s request, advances the reasonably anticipated expenses and costs of the Sellers), or (ii) provide information that was previously made available to Buyer. During the Cooperation Period, the Sellers shall maintain, and after reasonable advance written notice from Buyer to any Seller, such Seller shall within the Cooperation Period provide access during normal business hours to such books and records of such Seller and, to the extent within Seller’s control, such Seller’s Property Manager, as are reasonably related to such Seller’s Asset and necessary in connection with such SEC Rule 3-14 audit, except as otherwise limited by this Section 3.5. Further, so long as any persons in charge of management of any Asset at the time of Closing are and remain in the employ of any Seller or an Affiliate of any Seller, after reasonable written notice to the applicable Seller, such Seller will make such persons available for interview during normal business hours; provided, however, that such Seller shall be allowed to have other Seller representatives present during any such interviews. Notwithstanding the foregoing, (A) no Seller shall be required to make, or be deemed to have made, any representations, warranties or certifications regarding such Financial Information, or to provide any information related to any Asset that relates to the period prior to such Seller’s ownership of such Asset that is not in its possession or control, (B) in no event shall any Seller be required to (x) provide a management representation letter or make any representation or warranty with respect to the Financial Information, or (y) prepare any reports or data with respect to any audit or Financial Information and the Sellers’ sole obligation with respect thereto hereunder shall be to provide Buyer with reasonable access to Financial Information in Seller’s possession during the Cooperation Period in connection with an SEC Rule 3-14 audit, and (C) no Seller shall be required to provide any information concerning (a) such Seller’s, or any of Seller’s Affiliates’ or members’ (collectively with Seller, the “Seller Financial Parties”), capital structure or debt, (b) any Seller Financial Parties’ financial analyses or projections, investment analyses, account summaries or other documents prepared solely for any Seller Financial Parties’ internal purposes or not directly related to the operation of any Asset, (c) any Seller Financial Parties’ tax returns, or (d) any Seller Financial Parties’ financial statements (other than Property-level financial statements otherwise required pursuant to this Section 3.5). Buyer acknowledges and agrees that Buyer may not use any information provided pursuant to this Section 3.5 or the results of its reviews, audits or interviews pursuant to this Section 3.5 to pursue any claim or action (“Information Based Claims”) against any Seller or any other Seller-Related Entities and Buyer hereby waives and releases all such Information Based Claims against Seller and all other Seller-Related Entities. This Section 3.5 shall survive Closing for a period of ninety (90) days; provided that, the foregoing waiver and release shall survive the Closing without limitation.

4.            Form of Assignment of Licenses, Permits, Warranties and General Intangibles. Exhibit D attached to the Agreement is hereby deleted in its entirety and replaced with Exhibit “B” attached to this Second Amendment.

5.            Miscellaneous.

(a)          No Other Amendments; This Second Amendment Governs and Controls. Except as expressly modified by this Second Amendment, the Agreement shall remain unmodified and in full force and effect and is hereby ratified and affirmed. To the extent any of the provisions of this Second Amendment are inconsistent with any of the provisions set forth in the Agreement, the provisions of this Second Amendment shall govern and control.

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(b)          Authority. Each party represents to the other party or parties that the individual or individuals executing this Second Amendment on behalf of such party has the capacity and authority to execute and deliver this Second Amendment on behalf of such party, and that this Second Amendment, once executed and delivered, is the legal, valid and binding obligation of such party.

(c)          Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Second Amendment by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart.

(d)          Successors and Assigns. This Second Amendment is binding upon and shall inure to the benefit of the successors and assigns of the parties to this Second Amendment.

(e)          Governing Law. This Second Amendment shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Texas.

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IN WITNESS WHEREOF, Seller and Buyer have executed this Second Amendment as of the day and year first above written.

CROWN RIDGE SELLER:

BRE MF Crown Ridge LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability company
General Partner

		By:	/s/ William J Stein
		Name:	William J Stein
		Title:	Senior Managing Director
And Vice President

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CANYON SPRINGS SELLER:

BRE MF Canyon Springs LLC,
a Delaware limited liab ility company

By:	BRE MF investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF investment GP LLC, a Delaware limited liability company
General Partner

		By:	/s/ William J Stein
		Name:	William J Stein
		Title:	Senior Managing Director
And Vice President

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CASCADES I SELLER:

BRE MF Cascades I LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability company
General Partner

		By:	/s/ William J Stein
		Name:	William J Stein
		Title:	Senior Managing Director
And Vice President

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CASCADES II SELLER:

BRE MF Cascades II LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability company
General Partner

		By:	/s/ William J Stein
		Name:	William J Stein
		Title:	Senior Managing Director
And Vice President

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CIBOLO CANYON SELLER:

BRE MF TPC LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability
company
General Partner

		By:	/s/ William J Stein
		Name:	William J Stein
		Title:	Senior Managing Director
And Vice President

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BUYER:

BR CWS 2017 PORTFOLIO JV, LLC,
a Delaware limited liability company

By:	BR CWS Portfolio Member, LLC,
a Delaware limited liability company, its Manager

	By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Title:	Authorized Signatory

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Exhibit “A”

Schedule A-3

Legal Description of Cascades I Land

The land referred to herein is situated in the City of Tyler, County of Smith, State of Texas, and is described as follows:

TRACT 1:

BEING ALL OF LOT 1, N.C.B. 1806, OF AMENDING PLAT MANSIONS AT THE CASCADES, A SUBDIVISION IN THE CITY OF TYLER, SMITH COUNTY, TEXAS, ACCORDING TO THE PLAT THEREOF RECORDED IN CABINET D, SLIDE 396-A, PLAT RECORDS, SMITH COUNTY, TEXAS.

TRACT 2:

NON-EXCLUSIVE EASEMENT FOR EMERGENCY ACCESS AND TEMPORARY ACCESS AS SET OUT IN DECLARATION OF RESTRICTIONS AND EASEMENTS RECORDED IN VOLUME 7371, PAGE 776, OF THE OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS, AS AMENDED AND SUPPLEMENTED THERETO, AND AS ASSIGNED TO WESTERN RIM INVESTORS 2006-3, LP., A TEXAS LIMITED PARTNERSHIP IN SPECIAL WARRANTY DEED, DATED 08/11/2006, RECORDED UNDER DOCUMENT NO. 2006-R00040927, AS CORRECTED BY INSTRUMENT RECORDED UNDER DOCUMENT NO. 2006-R00050729, OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS.

TRACT 3:

NON-EXCLUSIVE WATER LINE EASEMENT AS SET OUT IN WATER LINE EASEMENT AGREEMENT, DATED 08/11/2006, FILED OF RECORD 08/16/2006, RECORDED UNDER DOCUMENT NO. 2006-R00040933, AS CORRECTED BY INSTRUMENT RECORDED UNDER DOCUMENT NO. 2006-R00050733, OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS.

TRACT 4:

NON-EXCLUSIVE SEWER LINE EASEMENT AS SET OUT IN SEWER LINE EASEMENT AGREEMENT, DATED 08/11/2006, FILED FOR RECORD 08/16/2006, RECORDED UNDER DOCUMENT NO. 2006-R00040932, AS CORRECTED BY INSTRUMENT RECORDED UNDER DOCUMENT NO. 2006-R00050732, OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS.

TRACT 5: (FEE SIMPLE)

LOT(S) 1 THRU 8, NCB 1800, RESUBDIVISION PLAT CONDOS AT THE CASCADES, ACCORDING TO MAP OR PLAT THEREOF RECORDED IN CABINET D, SLIDE 388-A, OF THE PLAT RECORDS OF SMITH COUNTY, TEXAS.

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TRACT 6: (EASEMENT ESTATE) (EAST ACCESS TO TRACT 5)

NON-EXCLUSIVE ACCESS EASEMENT FOR VEHICULAR, PEDESTRIAN AND EQUIPMENT ACCESS CREATED IN JOINT VENTURE ACCESS EASEMENT AGREEMENT BY AND BETWEEN CASCADE PROPERTIES, LTD., ET AL,, DATED 11/10/2006, FILED 11/28/2006, RECORDED IN INSTRUMENT NO. 2006-R00057718, OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS, OVER AND ACROSS THE LAND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING ALL THAT TRACT OF LAND IN SMITH COUNTY, TEXAS, OUT OF THE S.A. & M.G. RAILROAD SURVEY, A-963, AND BEING PART OF THAT CALLED 21.148 ACRES DESCRIBED IN A DEED TO CASCADE PROPERTIES, LTD. AS RECORDED IN VOLUME 7438, PAGE 423 OF THE OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS, AND PART OF TYLER CASCADES, UNIT ONE, SECTION ONE, AS RECORDED IN CABINET D, SLIDE 224-A OF THE PLAT RECORDS OF SMITH COUNTY, TEXAS, AND BEING PART OF CASCADES BOULEVARD AS SHOWN ON SAID TYLER CASCADES, UNIT ONE, SECTION ONE, AND BEING FURTHER DESCRIBED AS FOLLOWS:

COMMENCING AT A ½ INCH STEEL ROD FOUND AT THE MOST EASTERLY CORNER OF SAID 21.148 ACRES;

THENCE NORTH 80 DEGREES 08 MINUTES 37 SECONDS EAST, 109.65 FEET TO ½ INCH STEEL ROD FOUND;

THENCE SOUTH 10 DEGREES 41 MINUTES 33 SECONDS EAST, 291.82 FEET TO A ½ INCH STEEL ROD SET;

THENCE SOUTH 79 DEGREES 10 MINUTES 30 SECONDS WEST, 85.51 FEET TO A ½ INCH STEEL ROD SET FOR THE POINT OF BEGINNING OF THIS TRACT;

THENCE SOUTH 08 DEGREES 24 MINUTES 27 SECONDS EAST, 11.94 FEET TO A ½ INCH STEEL ROD SET FOR CORNER;

THENCE SOUTHWESTERLY, 77.23 ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF

129.00 FEET AND A CENTRAL ANGLE OF 34 DEGREES 18 MINUTES 03 SECONDS (CHORD BEARS SOUTH 08 DEGREES 44 MINUTES 34 SECONDS WEST, 76.08 FEET) TO A ½ INCH STEEL ROD SET AT THE POINT OF TANGENCY;

THENCE SOUTH 25 DEGREES 53 MINUTES 36 SECONDS WEST, 151.27 FEET TO A ½ INCH STEEL ROD SET FOR CORNER;

THENCE SOUTHEASTERLY, 36.40 ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 25.00 FEET AND A CENTRAL ANGLE OF 83 DEGREES 25 MINUTES 24 SECONDS (CHORD BEARS SOUTH 15 DEGREES 49 MINUTES 06 SECONDS EAST, 33.27 FEET) TO A ½ INCH STEEL ROD SET ON THE NORTHEAST LINE OF BRIARWOOD DRIVE;

THENCE NORTHWESTERLY, 73.23 FEET ALONG A CURVE TO THE LEFT IN BRIARWOOD DRIVE HAVING A RADIUS OF 623.33 FEET AND A CENTRAL ANGLE OF 06 DEGREES 43 MINUTES 51 SECONDS (CHORD BEARS NORTH 60 DEGREES 53 MINUTES 44 SECONDS WEST, 73.18 FEET) TO A ½ INCH STEEL ROD SET;

THENCE NORTHEASTERLY, 39.20 FEET ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 25.00 FEET AND A CENTRAL ANGLE OF 89 DEGREES 50 MINUTES 44 SECONDS (CHORD BEARS NORTH 70 DEGREES 48 MINUTES 58 SECONDS EAST, 35.31 FEET) TO A ½ INCH STEEL ROD SET AT THE POINT OF TANGENCY;

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THENCE NORTH 25 DEGREES 53 MINUTES 36 SECONDS EAST, 147.93 FEET TO A ½ INCH STEEL ROD SET AT A POINT OF CURVE;

THENCE NORTHEASTERLY, 59.87 FEET ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET AND A CENTRAL ANGLE OF 34 DEGREES 18 MINUTES 03 SECONDS (CHORD BEARS NORTH 08 DEGREES 44 MINUTES 34 SECONDS EAST, 58.98 FEET) TO A ½ INCH STEEL ROD SET AT THE POINT OF TANGENCY;

THENCE NORTH 08 DEGREES 24 MINUTES 27 SECONDS WEST, 17.17 FEET TO A ½ INCH STEEL ROD SET FOR CORNER;

THENCE SOUTH 83 DEGREES 49 MINUTES 08 SECONDS EAST, 18.48 FEET TO A ½ INCH STEEL ROD SET FOR CORNER;

THENCE NORTH 79 DEGREES 10 MINUTES 30 SECONDS EAST, 8.13 FEET TO THE POINT OF BEGINNING.

TRACT 7: (EASEMENT ESTATE)

NON-EXCLUSIVE EASEMENT RIGHTS CREATED IN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE CASCADES LAKE COTTAGES, DATED EFFECTIVE 10/11/2012, FILED 05/23/2014, RECORDED IN INSTRUMENT NO. 2014-20341, OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS.

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Exhibit “B”

EXHIBIT D

Form of Assignment of Licenses, Permits, Warranties and General Intangibles

Assignment and Assumption of Licenses, Permits and Intangibles

THIS ASSIGNMENT AND ASSUMPTION OF LICENSES, PERMITS AND INTANGIBLES (this “Assignment”) is entered into as of this __ day of              , 2017 (the “Effective Date”), by and between [BRE MF Crown Ridge LLC, a Delaware limited liability company] [BRE MF Canyon Springs LLC, a Delaware limited liability company] [BRE MF Cascades I LLC, a Delaware limited liability company] [BRE MF Cascades II LLC, a Delaware limited liability company] [BRE MF TPC LLC, a Delaware limited liability company] (“Assignor”), and [              ], a [              ] (“Assignee”).

WITNESSETH

WHEREAS, Assignor, [BRE MF Crown Ridge LLC, a Delaware limited liability company], [BRE MF Canyon Springs LLC, a Delaware limited liability company], [BRE MF Cascades I LLC, a Delaware limited liability company], [BRE MF Cascades II LLC, a Delaware limited liability company], [BRE MF TPC LLC, a Delaware limited liability company], collectively as sellers, and Assignee, as buyer, have entered into that certain Agreement of Purchase and Sale, dated as of [ ___], 2017 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”); and

WHEREAS, under the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to accept and assume, any and all of Assignor’s right, title and interest in and to any and all licenses, certificates of occupancy, warranties, guaranties, permits, approvals, authorizations, plans and specifications, and intangible property, including, without limitation, the Domain (the “Assigned Property”), to the extent such Assigned Property is assignable, pertaining to the construction, repairs, maintenance, ownership, operation and improvements located on the real property described on Exhibit A.

NOW, THEREFORE, effective as of the Effective Date, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.	Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date, all of its rights, title and interest in and to the Assigned Property. [**For Cascades I Asset only: Notwithstanding the forgoing, Assignor hereby assigns to Assignee, on a non-exclusive basis with Assignor, any and all rights, title and interest that Assignor may have from time to time with respect to claims pertaining to the recording of that certain Mortgage recorded on February 27, 2015 in County Clerk's File No. 20150100008872, of the Official Public Records, of Smith County, Texas.**]

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2.	Assignee hereby accepts such assignment and assumes from and after the Effective Date the performance of all of the terms, covenants and conditions of the Assigned Property on Assignor’s part to be performed thereunder which arise from and after the Effective Date.

3.	Assignor agrees to undertake such commercially reasonable actions as may be reasonably requested by Assignee as necessary to complete the transfer of the ownership of the “Domain” (as defined below) to Assignee or Assignee’s registrar, without cost to Assignor, whether the registrant for the Domain is listed as Assignor, a related or affiliated company of Assignor, Assignor’s property management company, or a web hosting service or similar company utilized by Assignor, to Assignee by or before the 30th day after the date hereof. For purposes hereof, “Domain” means all of Assignor’s right, title and interest, if any, in the trademarks, trade names, other symbols, telephone numbers and other general intangibles that relate exclusively to the real property, the improvements or the personal property covered by the Agreement, including, without limitation, any URLs (but excluding any proprietary website content and Excluded Assets (as defined in the Agreement)), social media accounts, user names and password account information used solely in connection with said real property, improvements or personal property.

4.	This Assignment shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

5.	This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Texas.

6.	No amendment or modification to any terms of this Assignment, waiver of the obligations of Assignor or Assignee hereunder, or termination of this Assignment, shall be valid unless in writing and signed by Assignor and Assignee. In the event that the terms of this Assignment conflict with the terms of the Agreement, the Agreement shall control.

This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. A facsimile or PDF transmission of an original signature shall be binding hereunder.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

BRE MF [______] LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

[______],
a [______],

By:
Name:
Title:

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Exhibit A

Legal Description of Property

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